UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 22, 2007
                                                    ________________
                      PETMED EXPRESS, INC.
        _______________________________________________
     (Exact name of registrant as specified in its charter)

      Florida                     000-28827          65-0680967
_______________________________________________________________________
(State or other jurisdiction    (Commission         (IRS Employer
     of incorporation)          File Number)      Identification No.)

      1441 S.W. 29th Avenue, Pompano Beach, Florida     33069
_______________________________________________________________________
      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code   (954) 979-5995
                                                     __________________

_______________________________________________________________________
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events

     On January 22, 2007 PetMed Express, Inc. discussed its financial results for the quarter ended December 31, 2006. A copy of the conference call transcript is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

        99.1   Conference call transcript by PetMed Express, Inc.
               on January 22, 2007


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PETMED EXPRESS, INC.

Date:  January 24, 2007      By: /s/ Menderes Akdag
                                 ___________________
                                 Menderes Akdag,
                                 Chief Executive Officer and President

                             By: /s/ Bruce S. Rosenbloom
                                 _______________________
                                 Bruce S. Rosenbloom,
                                 Chief Financial Officer














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                          EXHIBIT INDEX

Exhibit No.      Description


    99.1    Conference call transcript by PetMed Express, Inc.
            on January 22, 2007



















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